WisdomTree Efficient U.S. Plus International Equity Fund – NTSD (NYSE Arca)

Summary Prospectus – November 1, 2026

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI, each as supplemented to date, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, each as supplemented to date, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Efficient U.S. Plus International Equity Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%[2]

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 37	$ 116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from March 19, 2026 (commencement of operations) to the most recent fiscal year end, the Fund's portfolio turnover rate was 5% of the

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average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing in equity securities of U.S. large-capitalization companies and in index futures contracts that provide exposure to international equity securities, and which are used to enhance the capital efficiency of the Fund. Capital efficiency is the ability for an investment to gain exposure to a particular market using fewer assets. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments, including common stocks and futures contracts, that provide exposure to the U.S. or international equity markets.

The Fund invests in a basket of equity securities of U.S. large-capitalization companies generally weighted by market capitalization. A company is considered a U.S. company if it conducts its primary business activities (“Primary Business Activities”) in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer.

Typically, the Fund invests approximately 90-100% of its net assets in such U.S. equity securities or derivative instruments that provide similar exposure. The Fund also typically invests in index futures contracts representing a notional exposure of approximately 60% of the Fund’s net assets. The Fund invests in U.S. Treasury securities and cash and cash equivalents to serve as collateral or margin for the Fund’s investments in futures contracts or other derivatives.

The Fund’s portfolio is rebalanced quarterly to the target allocation exposures. As a result, between quarterly rebalances, the Fund’s exposure to U.S. equity securities and index futures contracts may vary from the targeted exposures. To the extent the Fund’s exposure deviates from the targeted exposure by greater than 5%, it is anticipated that the Fund will be rebalanced intra-quarter to more closely align its portfolio with the targeted exposures.

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Fund had significant exposure (e.g., approximately 15% or more of the Fund’s holdings) to the Information Technology Sector.

Although the Fund’s geographic exposure may change from time to time, as of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in the United States comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Large-Capitalization Investing Risk. The Fund invests in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference

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asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use futures contracts to implement its principal investment strategies. Risks specific to futures contracts, as well as other risks related to the use of derivatives, generally, such as counterparty and issuer credit risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Futures Rolling Risk. The Fund’s investment strategy is subject to risks related to rolling (i.e., replacing expiring futures contracts with new futures contracts). The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Counterparty and Issuer Credit Risk. As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or

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economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. The Fund expects to invest most of its assets in the securities of U.S. companies and is therefore more likely to be impacted by events or conditions affecting the United States.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the

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extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

■	U.S. Treasuries Risk. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline.

Fund Performance

The Fund commenced operations on March 19, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since March 2026.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-NTSD-SUM-1126